UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2024

Incannex Healthcare Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41106	93-2403210
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 105, 8 Century Circuit Norwest, NSW 2153 Australia	Not applicable
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: +61 409 840 786

(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.0001 par value per share	IXHL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 11, 2024 at 10:00 a.m. Eastern Time, Incannex Healthcare Inc. (the “Company”), held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”), at the offices of the Company’s outside legal counsel, Mintz, located at 919 Third Avenue, New York, NY 10022. Of the Company’s 17,642,832 shares of common stock issued and outstanding and eligible to vote as of the record date of October 24, 2024, a quorum of 7,661,666 shares, or approximately 43.42% of the eligible shares, was present in person or represented by proxy. Each of the matters set forth below is described in detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on November 12, 2024. The following actions were taken at the Annual Meeting:

Proposal 1

Election of the following nominee as a director of the Company, to serve until the 2027 Annual Meeting of Stockholders and until his successor is duly elected and qualified.

	Votes For	Votes Withheld	Broker Non-Vote
Peter Widdows	5,540,460	283,676	1,837,530

Proposal 2

Ratification of the appointment of Grant Thornton Audit Pty Ltd as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2025.

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
7,519,726	134,469	7,471	—

Proposal 3

Approval, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of 20% or more of the Company’s issued and outstanding common stock pursuant to an equity line of credit agreement with Arena Business Solutions Global SPC II, Ltd (“Arena Global”), dated September 6, 2024, including commitment fee shares and a warrant issued to Arena Global.

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
5,694,614	122,754	6,768	1,837,530

Proposal 4

Approval, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of 20% or more of the Company’s issued and outstanding common stock pursuant to a securities purchase agreement with the purchasers set forth on the signature pages therein (the “Purchasers”), dated September 6, 2024, including upon the conversion of debentures issued or issuable to Purchasers and upon the exercise of debenture warrants issued or issuable to Purchasers.

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
5,689,790	127,578	6,768	1,837,530

Proposal 5

Approval of a postponement or adjournment of the Annual Meeting, from time to time, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to adopt the proposals set forth above or to establish a quorum.

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
7,280,429	379,829	1,408	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Incannex Healthcare Inc.

Date: December 11, 2024		/s/ Joel Latham
	Name:	Joel Latham
	Title:	Chief Executive Officer and President

2